UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 7, 2017

Quintiles IMS Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-35907	27-1341991
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4820 Emperor Blvd.

Durham, North Carolina 27703

(Address of Principal Executive Offices, including Zip Code)

(919) 998-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 7, 2017, Quintiles IMS Incorporated (the “Company”), a wholly-owned subsidiary of Quintiles IMS Holdings, Inc., entered into an amendment to its senior secured credit facility (the “Credit Agreement”) to refinance all of the outstanding term B loans under the Credit Agreement with an extended and repriced term B loan facility. The extended term B loans will mature in 2024. The interest rate margin applicable to the term B loans denominated in U.S. dollars bearing interest based on LIBOR was reduced by 0.50% from 2.50% to 2.00% and the interest rate margin applicable to the term B loans denominated in euros bearing interest based on EURIBOR was reduced by 0.75% from 2.75% to 2.00%. For purposes of determining the applicable interest rate for term B loans, both the “LIBOR floor” and the “EURIBOR floor” were reduced from 1.00% to 0.75%. In connection with the refinancing, the Company elected to reallocate the amount outstanding under the term B loan facilities such that $1,200,000,000 of term B loans is denominated in U.S. dollars and €1,200,000,000 is denominated in euros.

The foregoing description of the refinancing is qualified in its entirety by reference to the amendment relating thereto, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amendment No. 1, dated March 7, 2017, to Fourth Amended and Restated Credit Agreement, dated October 3, 2016 (and filed with the Securities and Exchange Commission as Annex B to Exhibit 10.9 on Form 8-K dated October 3, 2016), among Quintiles IMS Incorporated, Quintiles IMS Holdings, Inc., the Guarantors party thereto, Bank of America N.A., as Administrative Agent and Collateral Agent, the Incremental Term B-1 Euro Lenders party thereto and the other Lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quintiles IMS Holdings, Inc.

By:	/s/ James H. Erlinger III
Name:	James H. Erlinger III
Title:	Executive Vice President, General Counsel and Secretary

Date: March 8, 2017

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 1, dated March 7, 2017, to Fourth Amended and Restated Credit Agreement, dated October 3, 2016 (and filed with the Securities and Exchange Commission as Annex B to Exhibit 10.9 on Form 8-K dated October 3, 2016), among Quintiles IMS Incorporated, Quintiles IMS Holdings, Inc. the Guarantors party thereto, Bank of America N.A., as Administrative Agent and Collateral Agent, the Incremental Term B-1 Euro Lenders party thereto and the other Lenders party thereto.